                                                   Registration Number 333-79153
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 1

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                    Jerry L. Adams
Vice President, Actuary                         Greer, Herz & Adams, L.L.P.
American National                With copy to:  One Moody Plaza, 18th Floor
Insurance Company                               Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

-------------------------------------------------------------------------------
Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of
----------------------------------------
the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by
----------
Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange
----------------
Commission on March 30, 2000 for the Registrant's fiscal year ending December 31, 1999.
-------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[x]  on May 1, 2000 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on  (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance
Policies***prospectus***

SURVIVORSHIP ADVANTAGE Variable Universal Life
Issued by American National Insurance Company
Home Office  One Moody Plaza  Galveston, Texas 77550
Prospectus  May 1, 2000  1-800-306-2959

This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides survivorship life insurance protection on two insureds with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefit is payable after the second insured's death. The death benefits available under your policy can increase if the value of the policy increases.

The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., or T. Rowe Price Equity Series, Inc.

The portfolios currently available for purchase by the subaccounts are:

American National Fund                     Fidelity Funds

 . Money Market Portfolio                   . Money Market Portfolio
 . Growth Portfolio                         . Equity-Income Portfolio
 . Balanced Portfolio                       . High Income Portfolio
 . Equity Income Portfolio                  . Growth Portfolio
 . High Yield Bond Portfolio                . Overseas Portfolio
 . International Stock Portfolio            . Contrafund Portfolio
 . Small-Cap/Mid-Cap Portfolio              . Asset Manager: Growth Portfolio
 . Government Bond Portfolio                . Investment Grade Bond Portfolio
                                           . Asset Manager Portfolio
T. Rowe Price Funds                        . Index 500 Portfolio
                                           . Balanced Portfolio
 . Equity Income Portfolio                  . Growth and Income Portfolio
 . Mid-Cap Growth Portfolio                 . Mid Cap Portfolio
 . International Stock Portfolio            . Growth Opportunities Portfolio

The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal. For a full description of the American National Fund, T. Rowe Price Funds and Fidelity Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses.

Please read this prospectus and keep it for future reference.

Form 4716                        *4716*                                Rev. 5-00

TABLE OF CONTENTS

                                                      Page
Definitions............................................. 4
Summary................................................. 6
  The Policy............................................ 6
  Issuance of a Policy.................................. 6
  Allocation of Premiums................................ 6
  Policy Benefits and Rights............................ 7
  Charges............................................... 8
  Taxes.................................................10
Policy Benefits........................................ 12
  Purposes of the Policy................................12
  Death Benefit Proceeds................................12
  Death Benefit Options.................................12
  Guaranteed Coverage Benefit...........................16
  Duration of the Policy................................17
  Accumulation Value....................................17
  Payment of Policy Benefits............................17
Policy Rights.......................................... 20
  Loan Benefits........................................ 20
  Surrenders............................................21
  Transfers.............................................22
  Refund Privilege......................................23
  Dollar Cost Averaging.................................23
  Rebalancing...........................................24
Payment and Allocation of Premiums......................25
  Issuance of a Policy..................................25
  Premiums..............................................25
  Premium Flexibility...................................25
  Allocation of Premiums and Accumulation Value.........26
  Grace Period and Reinstatement........................26
Charges and Deductions..................................28
  Premium Charges.......................................28
  Charges from Accumulation Value.......................28
    Monthly Deduction...................................28
    Cost of Insurance...................................28
    Surrender Charge....................................29
    Transfer Charge.....................................29

    Partial Surrender Charge............................29
    Daily Charges Against the Separate Account..........29
   Fees and Expenses Incurred by
     Eligible Portfolios................................30
    Taxes...............................................30
  Exceptions to Charges.................................30
American National Insurance Company, the Separate
   Account, the Funds, and the Fixed Account............31
  American National Insurance Company...................31
  The Separate Account..................................31
  The Funds.............................................33
  Fixed Account.........................................37
Federal Income Tax Considerations.......................38
  Introduction..........................................38
  Tax Status of the Policy..............................38
  Tax Treatment of Policy Proceeds......................39
  American National's Income Taxes......................42
Other Information.......................................43
  Sale of the Policy....................................43
  The Contract..........................................43
   Policy Split Option..................................45
  Dividends.............................................45
  Legal Matters.........................................46
  Legal Proceedings.....................................46
  Registration Statement................................46
  Experts...............................................46
Senior Executive Officers and Directors of
 American National Insurance Company....................47
Financial Statements....................................54
Appendix................................................86
  Illustrations of Death Benefits,
    Accumulation Values, and Surrender Values...........86

DEFINITIONS

Accumulation Value. The total amount that a Policy provides for investment at any time.

Age at Issue. For each insured, the age at the Insured's last birthday before the Date of Issue.

American National Fund. American National Investment Accounts, Inc.

Attained Age. For each insured, Age at Issue plus the number of complete Policy Years.

Beneficiary. The Beneficiary designated in the application or the latest change, if filed and recorded with us.

Daily Asset Charge. A charge equal to an annual rate of 0.90% of the average daily Accumulation Value of each subaccount.

Date of Issue. The Date of Issue in the Policy and any riders to the Policy.

Death Benefit. The amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds. The proceeds payable upon death of the last Insured to die.

Declared Rate. The rate at which interest is credited in the Fixed Account.

Effective Date. The later of the Date of Issue or the date on which:

 .  the first premium, as shown on the Policy Data Page, has been paid; and

 . the Policy has been delivered while both Insureds are alive and in good health.

   Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.

Eligible Portfolio. A Portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., and T. Rowe Price Equity Series, Inc., in which a subaccount can be invested.

Fidelity Funds. Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Fixed Account. A part of our General Account which accumulates interest at a fixed rate.

General Account. Includes all of our assets except assets segregated into separate accounts.

Guaranteed Coverage Benefit. Our agreement to keep the Policy in force if the Guaranteed Coverage Premium is paid and other Policy provisions are met.

Guaranteed Coverage Premium. A specified premiumSpecifed whichpremiums which, if paid in advance as required, will keep the Policy in force so long as other Policy provisions are met.

Insureds. The persons upon whose lives the Policy isis issued.

Monthly Deduction. The sum of (1) cost of insurance charge, (2) charge for any riders, and (3) monthly expense charge and monthly expense fee shown on the Policy Data Page.

Monthly Deduction Date. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk. Your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums. Scheduled premiums selected by you.

Policy. The variable universal life insurance policy described in this prospectus.

Policy Data Page. The pages of the Policy so titled.

Policy Debt. The sum of all unpaid Policy loans and accrued interest thereon.

Policyowner ("You"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

Policy Year. The period from one Policy anniversary date until the next Policy anniversary date.

Satisfactory Proof of Death. Submission of the following:

 .  certified copy of the death certificate;
 .  a claimant statement;
 .  the Policy; and
 . any other information that we may reasonably require to establish the validity of the claim.

Second Insured. The last Insured to die.

Specified Amount. The minimum Death Benefit under the Policy until the younger Insured reaches Attained Age of 100. The Specified Amount is an amount you select in accordance with Policy requirements.

Surrender Value. The Accumulation Value less Policy Debt and surrender charges.

T. Rowe Price Funds. T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc.

Valuation Date. Each day the New York Stock Exchange ("NYSE") is open for regular trading. A redemption, transfer or purchase can be made only on days that American National is open. American National will be open on each day the NYSE is open except for the day after Thanksgiving and the Friday before Christmas Eve.

Valuation Period. TheAmerican National's close of business on one Valuation Date to the close of business on another.

SUMMARY

The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and that there is no Policy Debt.

The Policy

The Policy is a flexible premium variable universal life insurance policy.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See "Premium Flexibility," page 25.)

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefits," page 12 and "Accumulation Value," page 17.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

Issuance of a Policy

In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. If the underwriting process is not completed within 45 days after you submit your application and initial premium, we will refund your premium. Your initial premium can be re-submitted if the underwriting review of the application is later completed.

Allocation of Premiums

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page 31 and "Fixed Account," page 37.) The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the American National Money Market Portfolio.

Premium payments received within 15 days after the Date of Issue are also allocated to the American National Money Market Portfolio. After the 15 day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.

Policy Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See "Death Benefit Options," page 12.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 17.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or deceasingdecreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See "Death Benefit Options," page 12 and "Change in Specified Amount," page 15.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See "Partial Surrender Charge," page 29. See "Surrenders," page 21.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Policy Loans. You can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 20.) Policy Loans may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after you receive your Policy. The date you receive your Policy will not necessarily be the date you submit your premium. (See "Refund Privilege," page 23.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See "Payment and Allocation of Premiums," page 25.)

Charges

Premium Charge. A premium charge at a maximum of 3.0% will be deducted from each premium payment.

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:

 .On each Monthly Deduction Date by:

 . Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Policy month.

    The monthly cost of insurance rate is based on the Specified Amount, the Policy Year and each Insured's Age at Issue, sex , and underwriting risk class. The rate may vary if either Insured is a tobacco user or tobacco non-user or if either Insured is in a substandard risk classification and rated with a tabular extra rating.

 .  Charge for the Cost of any Riders.

 . Monthly Expense Charge and Monthly Expense Fee. The monthly expense fee will be a maximum of $5.00. The monthly expense charge, which will vary by Age at Issue, risk class, and Policy Year, will be a maximum of $0.125 per $1,000 of Specified Amount. The monthly expense charge and monthly expense fee are determined when the policy is issued, but may increase in subsequent years.

 .On each Valuation Date, by a Daily Asset Charge not to exceed 0.90% annually of the average daily Accumulation Value in each subaccount. (See "Charges and Deductions," page 28.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The Eligible Portfolios' expenses reduce the net asset value of those shares.

                       Eligible Portfolio Annual Expenses
                       ----------------------------------

                    (as a percentage of average net assets)

Portfolio                                          Management   Other Exp.   Total Exp.    Management    Other Exp.   Total Exp.
                                                    Fees With      With         With      Fees Without     Without      Without
                                                    Reduction    Reduction    Reduction     Reduction     Reduction    Reduction
---------------------------------------------------------------------------------------------------------------------------------
American National Money Market Portfolio 1            0.09%        0.78%        0.87%        0.50%          0.87%        1.37%
American National Growth Portfolio 1                  0.43%        0.44%        0.87%        0.50%          0.44%        0.94%
American National Balanced Portfolio 1                0.26%        0.64%        0.90%        0.50%          0.64%        1.14%
American National Equity Income Portfolio 1           0.49%        0.44%        0.93%        0.50%          0.49%        0.99%
American National High Yield Bond Portfolio           0.55%        0.30%        0.85%        0.55%          0.30%        0.85%
American National International Stock Portfolio       0.75%        0.35%        1.10%        0.75%          0.35%        1.10%
American National Small-Cap/Mid-Cap Portfolio         1.25%        0.25%        1.50%        1.25%          0.25%        1.50%
American National Governmental Bond Portfolio         0.50%        0.30%        0.80%        0.50%          0.30%        0.80%
Fidelity High Income Portfolio                        0.58%        0.11%        0.69%        0.58%          0.11%        0.69%
Fidelity Money Market Portfolio                       0.18%        0.09%        0.27%        0.18%          0.09%        0.27%
Fidelity Equity-Income Portfolio 2                    0.48%        0.08%        0.56%        0.48%          0.09%        0.57%
Fidelity Growth Portfolio 2                           0.58%        0.07%        0.65%        0.58%          0.08%        0.66%
Fidelity Overseas Portfolio 2                         0.73%        0.14%        0.87%        0.73%          0.18%        0.91%
Fidelity Investment Grade Bond Portfolio              0.43%        0.11%        0.54%        0.43%          0.11%        0.54%
Fidelity Asset Manager Portfolio 2                    0.53%        0.10%        0.63%        0.53%          0.10%        0.63%
Fidelity Index 500 Portfolio 2                        0.24%        0.04%        0.28%        0.24%          0.10%        0.34%
Fidelity Contrafund Portfolio 2                       0.58%        0.07%        0.65%        0.58%          0.09%        0.67%
Fidelity Asset Manager Growth Portfolio 2             0.58%        0.12%        0.70%        0.58%          0.13%        0.71%
Fidelity Balanced Portfolio 2                         0.43%        0.12%        0.55%        0.43%          0.14%        0.57%
Fidelity Growth and Income Portfolio 2                0.48%        0.11%        0.59%        0.48%          0.12%        0.60%
Fidelity Mid Cap Portfolio 2                          0.57%        0.40%        0.97%        0.57%          2.77%        3.34%
Fidelity Growth Opportunities Portfolio 2             0.58%        0.10%        0.68%        0.58%          0.11%        0.69%
T. Rowe Price Equity Income Portfolio 3               0.85%        0.00%        0.85%        0.85%          0.00%        0.85%
T. Rowe Price Mid-Cap Growth Portfolio 3              0.85%        0.00%        0.85%        0.85%          0.00%        0.85%
T. Rowe Price International Stock Portfolio 3         1.05%        0.00%        1.05%        1.05%          0.00%        1.05%

/1/Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for ) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions, and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2001, pursuant to which SM&R has agreed to reimburse the AN Money Market Portfolio and the AN Growth Portfolio for expenses in excess of 0.87%; the AN Balanced Portfolio for expenses in excess of 1.18%; and the AN Equity Income Portfolio for expenses in excess or 0.65%, of each of such portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period /2/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.

/3/T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe Price an annual all-inclusive fee of 0.85% based on such Portfolios' average daily net assets. T. Rowe Price International Stock Portfolio pays Rowe Price-Fleming International, Inc. an annual all-inclusive fee of 1.05% based on such Portfolio's average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

See the prospectuses for American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., and T. Rowe Price Equity Series, Inc. for more detailed information about the Eligible Portfolios' fees and expenses.

Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 19th Policy anniversary. For an increase in Specified Amount, the surrender charge is applicable for 19 years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by each Insured's sex, Age at Issue, risk class, and by Policy Year. In the first Policy Year, the surrender charge shall not be greater than $60.00 per $1,000 of Specified Amount. The rate reduces to zero after nineteen years. (See "Surrender Charge," page 29.)

We will charge an additional $25 fee for partial surrenders. (See "Partial Surrender Charge," page 29.) A surrender charge will also be assessed on decreases in the Specified Amount of the Policy or on Death Benefit option changes that result in decreases in Specified Amount.

Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See "Transfer Charge," page 29.)

Taxes

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

Under certain circumstances, a Policy could be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable gain and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable gain. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.

See "Federal Income Tax Considerations", page 38,for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

Purposes of the Policy

The Policy is designed to provide you:

 .  survivorship life insurance protection,

 . Death Benefits that may, and Accumulation Value which will, vary with performance of your chosen investment options,

 .  flexibility in the amount and frequency of premium payments,

 . flexibility in the level of life insurance protection, subject to certain limitations, and

 . a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Policy requirements.

Death Benefit Proceeds

We will, upon Satisfactory Proof of Death of both Insureds, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Second Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Second Insured dies. Death Benefit Proceeds equal:

 .  the Death Benefit; plus

 .  additional life insurance proceeds provided by riders; minus

 .  Policy Debt; minus

 .  unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

 .  the Beneficiary or Beneficiaries, or

 . if no Beneficiary survives the Insureds, the Second Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See "Payment of Policy Benefits," page 17.)

Death Benefit Options

You choose one of two Death Benefit options in the application. Until the younger Insured's age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.

Option A. Until the younger Insured's age 100, under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at the younger Insured's age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the younger Insured increases as shown in the following Corridor Percentage Table:

                           CORRIDOR PERCENTAGE TABLE

      Younger                      YOUNGER                    YOUNGER
     Insured's                    Insured's                  Insured's
      Attained         Corridor   Attained    Corridor       Attained        Corridor
        Age           Percentage     Age     Percentage         Age         Percentage
----------------------------------------------------------------------------------------------
   40 or younger         250         54         157              68             117
         41              243         55         150              69             116
         42              236         56         146              70             115
         43              229         57         142              71             113
         44              222         58         138              72             111
         45              215         59         134              73             109
         46              209         60         130              74             107
         47              203         61         128           75 to 90          105
         48              197         62         126              91             104
         49              191         63         124              92             103
         50              185         64         122              93             102
         51              178         65         120              94             101
         52              171         66         119      95 and thereafter      100
         53              164         67         118

OPTION A EXAMPLE. Assume that the younger Insured's Attained Age is between 0 and 40. A Policy with a $500,000 Specified Amount will generally pay $500,000 in Death Benefits. However, the Death Benefit will be the greater of $500,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $200,000, the Death Benefit will exceed the $500,000 Specified Amount. Each additional dollar added to Accumulation Value above $200,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $200,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $300,000 will provide a Death Benefit of $750,000 ($300,000 x 250%); an Accumulation Value of $400,000 will provide a Death Benefit of $1,000,000 ($400,000 x 250%); and, an Accumulation Value of $500,000 will provide a Death Benefit of $1,250,000 ($500,000 x 250%).

Similarly, so long as Accumulation Value exceeds $200,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $250,000 to $200,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $625,000 to $500,000.

Option B. Until the younger Insured's age 100, the Death Benefit is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Second Insured's date of death. The corridor percentage is the same as under Option A: 250% at younger Insured's Attained Age 40 or younger on the Policy anniversary before the date of death, and for a younger Insured's Attained Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. Accordingly, before younger Insured's age 100, the amount of the Death Benefit will always vary as the Accumulation Value varies but will never be less than the Specified Amount. The Death Benefit at younger Insured's age 100 and thereafter equals the Accumulation Value.

OPTION B EXAMPLE. Assume that the younger Insured is age 40 or younger.   A
policy with a Specified Amount of $500,000 will generally provide a Death Benefit of $500,000 plus Accumulation Value. However, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or 250% of the Accumulation Value. Any time the Accumulation Value exceeds approximately $333,334, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $333,334 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $333,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation value of $200,000, the Death Benefit will be $700,000 (Specified amount of $500,000 plus $200,000 Accumulation Value). For an Accumulation Value of $300,000, the Death Benefit will be $800,000 ($500,000 plus $300,000). For an
Accumulation Value of $400,000, the Death Benefit will be $1,000,000 ($400,000 X 250% is greater than $500,000 plus $400,000). The Death Benefit, therefore, will be at least 250% of Accumulation Value, because 250% is the applicable corridor percentage for this age of Insured.

Similarly, any time Accumulation Value exceeds $333,334, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $400,000 to $350,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $1,000,000 to $875,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The effective date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have federal tax consequences. (See "Federal Income Tax Considerations," page 38.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See "Surrender Charge," page 29.)

A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly expense fee and monthly expense charges. (See "Chargesand Deductions," page 28.)

Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first three Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have federal tax consequences. (See "Cost of Insurance," page 28 and "Federal Income Tax Considerations," page 38.)

The Specified Amount after a decrease may not be less than $100,000.

If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first, and finally against the initial Specified Amount.

If your Specified Amount decreases, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charges for each reduction is a pro rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount if the younger Insured's Attained Age exceeds 99. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability for both Insureds. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See "Charges from Accumulation Value", page 28.) An additional premium may be required. (See "Premiums Upon Increase in Specified Amount," page 26.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if either Insured's Attained Age is over 80. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement. (See "Charges and Deductions," page 28.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 23.)

Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

 . A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.

 . An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the monthly expense charges and monthly expense fees generally increase as well.

 . If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

 . If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.

 . A partial surrender will reduce the Death Benefit. However, a partial surrender affects only the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the sum of premiums paid at any time during such period is at least:

 . the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, plus

 .  partial surrenders and Policy Debt.

The Guaranteed Coverage Benefit is based on Age at Issue according to the following table:

              Age at Issue          Policy Years
-----------------------------------------------------------------------------
              20 -  30              First 6 Years
              31 -  40              First 5 Years
              41 -  50              First 4 Years
              50     +              First 3 Years

An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium.

Duration of the Policy

The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Policy beyond the younger Insured's age 100 are unclear and a tax advisor should be consulted. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 26.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

 . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

 .  the value in the Fixed Account; plus

 .  premiums; plus

 .  Accumulation Value securing Policy Debt; less

 .  partial surrenders, and related charges, processed on that Valuation Date;
   less

 .  any Monthly Deduction processed on that Valuation Date; less

 .  any federal or state income taxes.

The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.

Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 .  the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

Payment of Policy Benefits

Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death of both Insureds. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund, or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 44.) You can decide how benefits will be paid. During either Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Second Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following six methods:

 . Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

 .  Option 2. Installments for Life with the Option to Choose a Period Certain.
   The fixed period may be 10 or 20 years.

 . Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one year must be at least $50.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

 . Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

 . Option 5. Payments for Joint and Surviving Spouse Annuity. The amount applied to this option will be used by us to pay equal monthly payments to the payee for as long as the payee lives. Thereafter, we will pay a portion of those monthly payments to the payee's spouse for life, if living. The payee's spouse must be married to the payee at the time of election. The monthly amount paid to the spouse may not be less than one-half of, nor more than, the monthly payments paid while both spouses are alive. If you choose this option and the payee's spouse dies before the first payment is due: (1) the payee will be paid equal monthly payments based on Option 2; or with our agreement, you may elect another method of payment to the payee.

 . Option 6. Minimum Payout. The proceeds will be paid in a series of substantially equal periodic payments (not less than annually) for the life (or the life expectancy) of the payee consistent with the requirements of
   Section 72(q)(2)(D) of the Internal Revenue Code of 1986, as amended.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20.00 each, we will:

 .  change the installments to a quarterly, semi-annual or annual basis; and/or

 .  reduce the number of installments.

If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2, 5, or 6. If the payee dies, under Option 1, 2, or 6 (if 6 is paid over life expectancy) we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is the interest rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 .  successive payees, or

 .  other than a natural person.

POLICY RIGHTS

Loan Benefits

Loan Privileges. You can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

 . during the first three Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received;

 .  after the first three Policy Years, you can borrow up to 90% of the Surrender
   Value, as calculated at the end of the Valuation Period during which your loan request is received .

Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 .  the above-mentioned loan limits, or

 . the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).

The loan may be repaid in whole or in part during the Insured's lifetime. Each loan repayment must be at least $10 or the full amount of Policy Debt, if less. Loans generally are funded within seven days after receipt of a written request. (See "Postponement of Payments," page 44.) Loans may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year, 3.0% on preferred loans. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

Amounts held to secure Policy loans will earn interest at the annual rate of 3.0% credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation

Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page 26.)

Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

Surrenders

During the life of either Insured, you can surrender the Policy in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 44.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 17.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See "Partial Surrender Charge," page 29.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See "Cost of Insurance," page 28; "Methods of Affecting Insurance Protection," page 15.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000.

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See "Postponement of Payments," page 44.)

Transfers

You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first twelve transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer Charge," page 29.) Transfers resulting from Policy loans, the dollar cost averaging program, or the rebalancing program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

During the thirty-day period beginning on the Policy anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the subaccounts is the greater of:

 .  twenty-five percent of the amount in the Fixed Account, or

 .  $1,000.

If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

Refund Privilege

Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the American National Money Market Portfolio. (See "Allocation of Premiums," page 26.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 44.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual, or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will issue a Policy only to two individuals between the ages of 20 and 80 on their last birthdays who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Policy anniversary dates, Policy Years, and Policy months.

Premiums

You must pay the initial premium for the Policy to be in force. The initial premium must be at least 1/12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly, or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force, unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will accept only that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. Additional premiums are not accepted after the younger Insured's 100th birthday. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 .  the Accumulation Value of the Policy at the time of the increase, and

 .  the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts, and you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period starts when written notice of lapse is mailed to your
last known address and expires 61 days later.   The notice will advise you of
the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on each Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

 .  evidence of insurability of each Insured satisfactory to us;

 .  reinstatement or repayment of Policy Debt;

 .  payment of Monthly Deductions not collected during the grace period; and

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement.

Both Insureds must be living at the time of reinstatement.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under

"Accumulation Value" on page 17. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

Premium Charges

The premium charge will be deducted from each premium payment before allocating such premiums among the subaccounts and the Fixed Account. We are currently not charging the premium charge after Policy Year ten. We may, however, assess the premium charge after Policy Year ten. We will notify you in writing if a premium charge is to be assessed after Policy Year ten.

Charges from Accumulation Value

We will deduct the following charges from the Accumulation Value:

Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charges for any riders, and the monthly expense fee and monthly expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance, the monthly expense charge, and the monthly expense fee are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

We are currently not charging the monthly expense charge after Policy Year five. We are currently charging the maximum monthly expense fee. We may reduce the monthly expense charge or the monthly expense fee. Any change will be on a uniform basis for all insureds with this Policy, for the same Specified Amount, and that have been in force the same time. A change in health or other risk factors after the Date of Issue will not affect these charges. We will not reduce or increase any of these charges more than once each Policy Year. We will notify you in writing before a new monthly expense charge is effective.

Cost of Insurance. For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on each Insured's age last birthday. The current rates range between 51.39% and 100% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all combinations of Insureds of the same ages, sexes, risk classes, Policy Years, and Specified Amounts.

Guaranteed maximum cost of insurance rates are calculated based on the 1980 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker Mortality Tables (Age Last Birthday).

The underwriting risk classes for the initial Specified Amount and the Specified Amount for any increase may be different. The issue date and Ages at Issue will be different for each increase. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount will be different. Decreases will also be reflected in the cost of insurance rate. (See "Change in Specified Amount," page 15.)

The actual charges made during the Policy Year will be shown in the annual report delivered to you.

The rate class of each Insured will affect the cost of insurance rate. We currently place insureds into the standard rate class, a substandard rate class, or an uninsurable rate class, the latter two categories involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard rate class will typically have a lower cost of insurance than Insureds in a substandard rate class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

One or both Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.

Surrender Charge. If a Policy is surrendered, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Policy.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See "Change in Specified Amount," page 15.)

The surrender charge is more substantial in early Policy Years. (See "Surrender Charges," page 29.) Accordingly, the Policy is more suitable for long-term purposes.

Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for a decrease in Specified Amount. (See "Change in Specified Amount," page 15.)

Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 0.90% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 0.90% annual rate divided by 365 with the result multiplied by the number of days since the last Valuation Date. We are currently charging only 0.60% for the Daily Asset Charge in

Policy Year twenty-one and thereafter. We will notify you in writing if the Daily Asset Charge changes. We will not deduct a Daily Asset Charge from the Fixed Account.

Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policies.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense charge, the monthly expense fee, cost of insurance, and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers, and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly expense charge, monthly expense fee, premium charge, cost of insurance, or daily asset charge.

The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees, and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS, AND
THE FIXED ACCOUNT

American National Insurance Company

We are a stock life insurance company chartered under Texas law in 1905. We write life, health, and accident insurance and annuities, and we are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

The Separate Account

We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains, or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

We will redeem shares in the Eligible Portfolios as needed to:

 .  collect charges,

 .  pay the Surrender Value,

 .  secure Policy loans,

 .  provide benefits, or

 .  transfer assets from one subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 .  operate the Separate Account as a management company,

 .  de-register the Separate Account if registration is no longer required,

 .  combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC, and state insurance regulatory authorities.

Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds, or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

The Funds

Each of the twenty-five subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds, and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

   . The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

     . American National Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

     . American National Growth Portfolio seeks to achieve capital appreciation.

     . American National Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

     . American National Equity Income Portfolio seeks to achieve growth of capital and/or current income.

     . American National Government Bond Portfolio seeks to provide as a high a level of current income, liquidity and safety of principal as is consistent with prudent investment risk through investment in a Portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

     . American National Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

     . American National High Yield Bond seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.

     . American National International Stock Portfolio seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. companies.

Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

   . The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:

 . Fidelity Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

 . Fidelity Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

 . Fidelity High Income Portfolio seeks a high level of current income while also considering growth of capital.

 . Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

 . Fidelity Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

 .  Fidelity Balanced Portfolio seeks both income and growth of capital.

 . Fidelity Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

 . Fidelity Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 . Fidelity Growth and Income Portfolio seeks high total return through a combination of current income and capital appreciation.

 .  Fidelity Mid Cap Portfolio seeks long-term growth of capital.

 .  Fidelity Growth Opportunities Portfolio seeks to provide capital growth.

 .  Fidelity Contrafund Portfolio seeks long-term capital appreciation.

 .  Fidelity Growth Portfolio seeks capital appreciation.

 .  Fidelity Overseas Portfolio seeks long-term growth of capital.

Fidelity Management and Research Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1999, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C.Johnson 3d , President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

 . The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:

T. Rowe Price International Series, Inc.

 . T. Rowe Price International Stock Portfolio seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. Rowe Price Equity Series, Inc.

 . T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

 . T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See "Transfers," page 22.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities, and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate and gift tax, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard basis, should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Proceeds

In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full surrender, the addition of the Accelerated Death Benefit, the continuation of the Policy beyond the younger Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. If we determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.

Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

(1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

  (a) is made on or after the Policyowner reaches actual age 59 1/2;

  (b) is attributable to the Policyowner's becoming disabled; or

  (c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. "Investment in the policy" means:

 (a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus

 (b) the aggregate amount of distributions received under the Policy that is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

 (c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the younger Insured's 100th year.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

American National's Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant, and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

Sale of the Policy

SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy Years one through five, the commissions to the registered representatives will not exceed 13% of the total premium contribution. In later years, the registered representatives will receive renewal commissions which will not exceed 0.25% of the Accumulation Value. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers, and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.

The Contract

The Policy, the application, any supplemental applications, and any riders, amendments, or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges, or other provisions more favorable than provisions in other states.

Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner or owners, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Second Insured dies, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Second Insured.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during either Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed.

The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

Change in Policyowner or Assignment. In order to change any Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of both Insureds. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of both Insureds. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of both Insureds only after having been in force for two years after the Policy Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of either Insured has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If either Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If either Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will be only the total cost of insurance applied to the increase. If either Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
(2) the SEC by order permits postponement for the protection of Policyowners; or
(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or determination of the value of the Separate Account's Accumulation Value is not reasonably practicable. Surrenders, loans, or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Policy Split Option

Subject to evidence of insurability satisfactory to us at the time of split request, we will issue separate Policies to each of the Insureds upon your request and upon surrender of the Policy within 180 days after the Insureds' (who were married to one another at the effective date) legal divorce or upon a tax law change which disallows the estate tax marital deduction. We may require proof of the legal divorce.

At the time of request for the split is made you must specify the manner in which the Surrender Value and Death Benefit are to be allocated between the two Policies to be issued; provided that no more than 50% of Death Benefit may be allocated to one Policy. The Policies issued in replacement of this Policy will be on substantially the same terms as the exchanged Policy, with the Surrender Value and the amount of any Policy Debt under the exchanged Policy allocated between the new Policies in the same percentages as the Surrender Value. Each of the new policies will be subject to new time periods for the surrender charge schedule. Premiums for the new Policies will reflect the sex and class of the Insured at the time of the original issue.

This option will terminate when the elder of the two Insureds reaches age 80 or if the Policy terminates.

Dividends

The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

Legal Matters

Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

Legal Proceedings

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on us.

Registration Statement

We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

Experts

The consolidated financial statements and schedules of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998, and for the years then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
American National Insurance Company

Name
Position(s) with American National Insurance Company
Principal Occupations Last Five Years and Other Positions Held
-------------------------------------------------------------------------------

ROBERT L. MOODY
Chairman of the Board, Director, President and
Chief Executive Officer

American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board and Director, 1980 to present. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Community at Galveston:
Chairman of the Board and Director. The Moody Endowment: Chairman of the Board and Director. The Mary Moody Northen, Inc.: Director.
-------------------------------------------------------------------------------

G. RICHARD FERDINANDTSEN
Director, Senior Executive Vice President and
Chief Operating Officer

American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President, Chief Executive Officer and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director, November 1992
to present; and Vice Chairman of the Board, 1998 to present. American National Lloyds Insurance Company: Underwriter, March 1993 to present. Pacific P & C,
Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, Chairman of the Board, President and Chief Executive Officer, May 1996 to present. Garden State Life Insurance
Company: Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.: Director and President. ANMEX International, Inc.:
Director and President.
-------------------------------------------------------------------------------

IRWIN M. HERZ, JR.
Director

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present.  Garden State Life Insurance Company:
Director, June 1992 to present. American National Property and Casualty Company:
Director.  Galveston Housing Authority: Commissioner and Chairman.
-------------------------------------------------------------------------------

R. EUGENE LUCAS
Director

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. Securities Management and Research,
Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present. GTG
Corporation: President and Director.
-------------------------------------------------------------------------------

E. DOUGLAS McLEOD
Director

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Chairman and Director, 1983 to present. South Texas College of Law: Director.
-------------------------------------------------------------------------------

FRANCES ANNE MOODY
Director

American National: Director, April 1987 to present.  The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas.
-------------------------------------------------------------------------------

RUSSELL S. MOODY
Director
American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Investments, Austin, Texas.
-------------------------------------------------------------------------------

WILLIAM L. MOODY IV
Director

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present. Investments, Ranching, Oil & Gas, Galveston, Texas.
-------------------------------------------------------------------------------

JOE MAX TAYLOR
Director

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present, and Vice President. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present.
-------------------------------------------------------------------------------

ROBERT A. FRUEND
Executive Vice President

American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of
Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board;

and Director, November 1979 to present. American National General Insurance
Company: Chairman of the Board; and Director, November 1981 to present. Securities Management and Research, Inc.: Director, November 1988 to present:
Pacific P & C, Inc.: Director, 1995 to present; and Chairman of the Board. American National Insurance Service Company: Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.: Director, December 1995 to present. American National Lloyds Insurance Company: Director, December 1995 to present.
-------------------------------------------------------------------------------

BILL J. GARRISON
Executive Vice President

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President and Director. ANMEX International, Inc.: Vice President and Director. American National de Mexico, Compania de Seguros de Vida, S.A. de C.V.: Director. American National Promotora de Ventas, S.A. de C.V.: Director. Servicios de Administracion American National: Director.
-------------------------------------------------------------------------------

MICHAEL W. McCROSKEY
Executive Vice President

American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
Director and President. SM&R Balanced Fund, Inc.: Director and President. ANDV `97: Director and President. Comprehensive Investment Services, Inc.: Director.
-------------------------------------------------------------------------------

JAMES E. POZZI
Executive Vice President

American National: Executive Vice President, Independent Markets, June 1992 to April 1996; and Senior Vice President, Corporate Planning and Development, April 1996 to present. American National Life Insurance Company of Texas: Vice President, April 1993 to present.
-------------------------------------------------------------------------------

RONALD J. WELCH
Executive Vice President

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International,
Inc.: Director and Vice President. Alternative Benefit Management, Inc.:
Director.
-------------------------------------------------------------------------------

CHARLES H. ADDISON
Senior Vice President

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.
-------------------------------------------------------------------------------

ALBERT L. AMATO
Senior Vice President

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President.
-------------------------------------------------------------------------------

GLENN C. LANGLEY
Senior Vice President

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident

Insurance Company: Vice President, Director of Human Resources.  Garden
State Life Insurance Company: Vice President, Human Resources.
-------------------------------------------------------------------------------

STEPHEN E. PAVLICEK
Senior Vice President and Controller

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President
- Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to 1998. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV `97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.
-------------------------------------------------------------------------------

STEVEN H. SCHOUWEILER
Senior Vice President

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Conseco Group Risk Management: President and Chief Executive Officer, December 1989 to April 1998.
-------------------------------------------------------------------------------

JAMES R. THOMASON
Senior Vice President
American National: Senior Vice President, Credit Insurance Services, April 1987 to present.
-------------------------------------------------------------------------------

GARETH W. TOLMAN
Senior Vice President

American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996. American National Life Insurance Company of Texas: Vice President. Garden State Life Insurance Company, Vice President, Corporate Affairs. Standard Life and Accident Insurance Company, Vice President, Corporate Affairs.
-------------------------------------------------------------------------------

VINCENT E. SOLER, JR.
Vice President, Secretary and Treasurer

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:
Secretary, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance
Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. ANDV `97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International,
Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.:
Secretary. Alternative Benefit Management, Inc.: Secretary and Treasurer.
-------------------------------------------------------------------------------

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS


Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Public Accountants

To the Stockholders and Board of Directors,

American National Insurance Company

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements (pages 56 through 85) are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Houston, Texas

February 11, 2000

             AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                   (In thousands, except for per share data)

----------------------------------------------------------------------------------------------------------------------
                                                                                            1999              1998
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
  Premiums
     Life........................................................................  $    300,326        $     295,207
     Annuity.....................................................................        41,704               45,079
     Accident and health.........................................................       396,072              393,602
     Property and casualty.......................................................       392,576              354,820
  Other policy revenues..........................................................       100,258              105,041
  Net investment income..........................................................       473,949              475,242
  Gain from sale of investments..................................................       149,061               49,768
  Other income...................................................................        35,668               25,906
----------------------------------------------------------------------------------------------------------------------
     Total revenues..............................................................     1,889,614            1,744,665
----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
  Death and other benefits:
     Life........................................................................       218,109              217,122
     Annuity.....................................................................        45,464               41,888
     Accident and health.........................................................       290,846              289,553
     Property and casualty.......................................................       311,723              280,036
  Increase (decrease) in liability for future policy benefits:
     Life........................................................................        15,546               13,304
     Annuity.....................................................................         9,748               21,831
     Accident and health.........................................................         4,787                 (262)
  Interest credited to policy account balances...................................       117,411              126,914
  Commissions for acquiring and servicing policies...............................       264,808              247,015
  Other operating costs and expenses.............................................       210,877              199,294
  Increase (decrease) in deferred policy acquisition costs, net of amortization..        (2,188)               9,795
  Taxes, licenses and fees.......................................................        33,744               32,334
----------------------------------------------------------------------------------------------------------------------
     Total benefits and expenses.................................................     1,520,875            1,478,824
----------------------------------------------------------------------------------------------------------------------

INCOME FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF
  UNCONSOLIDATED AFFILIATES AND FEDERAL INCOME TAXES.............................      368,739              265,841

EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES..................................       19,942                8,048
----------------------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES.................................      388,681              273,889

PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
  Current........................................................................      132,128               77,707
  Deferred.......................................................................      (10,060)              (1,216)
----------------------------------------------------------------------------------------------------------------------
NET INCOME.......................................................................  $   266,613         $    197,398
======================================================================================================================
NET INCOME PER COMMON SHARE - BASIC AND DILUTED                                    $     10.07         $       7.45
======================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

----------------------------------------------------------------------------------------------------------------------
                                                                                  December 31,
----------------------------------------------------------------------------------------------------------------------
                                                                           1999                   1998
----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, other than investments in unconsolidated affiliates
     Debt securities:
       Bonds held-to-maturity, at amortized cost....................   $3,636,786             $ 3,565,974
       Bonds available-for-sale, at market..........................      838,161                 720,818
     Marketable equity securities, at market:
       Preferred stocks.............................................       39,752                  41,664
       Common stocks................................................      963,337               1,051,926
     Mortgage loans on real estate..................................    1,033,330               1,025,683
     Policy loans...................................................      293,287                 296,109
     Investment real estate, net of
      accumulated depreciation of $110,658 and $109,415.............      251,529                 238,714
     Short-term investments.........................................       95,352                  90,368
     Other invested assets..........................................      102,001                 112,207
----------------------------------------------------------------------------------------------------------------------
       Total investments............................................    7,253,535               7,143,463
  Cash..............................................................       14,376                  22,228
  Investments in unconsolidated affiliates..........................      119,372                 120,098
  Accrued investment income.........................................      110,161                 104,405
  Reinsurance ceded receivables.....................................      104,216                  65,667
  Prepaid reinsurance premiums......................................      194,969                 171,116
  Premiums due and other receivables................................       96,703                  91,518
  Deferred policy acquisition costs.................................      758,796                 731,703
  Property and equipment, net.......................................       50,132                  40,860
  Other assets......................................................      103,443                  94,302
  Separate account assets...........................................      284,823                 230,292
----------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.................................................   $9,090,526             $ 8,815,652
======================================================================================================================
LIABILITIES
  Policyholder funds
     Future policy benefits:
       Life.........................................................   $1,872,066             $ 1,853,759
       Annuity......................................................      186,650                 175,637
       Accident and health..........................................       64,901                  60,113
     Policy account balances........................................    2,283,428               2,324,310
     Policy and contract claims.....................................      403,984                 359,953
     Other policyholder funds.......................................      557,103                 510,130
----------------------------------------------------------------------------------------------------------------------
       Total policyholder liabilities...............................    5,368,132               5,283,902
  Current federal income taxes......................................        9,218                 (20,515)
  Deferred federal income taxes.....................................      221,341                 259,243
  Other liabilities.................................................      143,866                 148,118
  Separate account liabilities......................................      284,823                 230,292
----------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES............................................    6,027,380               5,901,040
----------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Capital stock.....................................................       30,832                 30,832
  Additional paid-in capital........................................          211                    211
  Accumulated other comprehensive income............................      254,820                299,176
  Retained earnings.................................................    2,880,010              2,687,120
  Treasury stock, at cost...........................................     (102,727)              (102,727)
----------------------------------------------------------------------------------------------------------------------
       TOTAL STOCKHOLDERS' EQUITY...................................    3,063,146              2,914,612
----------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...................   $9,090,526            $ 8,815,652
======================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Accumulated
                                                            Additional      Other
                                                 Capital      Paid-In    Comprehensive     Retained       Treasury
                                                 Stock        Capital      Income          Earnings         Stock         Total
----------------------------------------------------------------------------------------------------------------------------------

BALANCE DECEMBER 31, 1997                      $ 30,832       $ 211     $ 215,883        $ 2,561,218      $ (102,727) $ 2,705,417
 Comprehensive income
     (net of taxes):
   Net income                                                                                197,398                      197,398
   Change in unrealized gains
     on marketable securities                                              83,293                                          83,293
----------------------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                                280,691

 Dividends to stockholders
   ($2.70 per share)                                                                          71,496                      (71,496)
----------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1998                      $ 30,832       $ 211     $ 299,176        $ 2,687,120      $ (102,727) $ 2,914,612

 Comprehensive income
     (net of taxes):
   Net income                                                                                266,613                      266,613
   Change in unrealized gains
     on marketable securities                                             (44,328)                                        (44,328)
   Foreign exchange adjustments                                               (28)                                            (28)
----------------------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                                222,257

 Dividends to stockholders
   ($2.78 per share)                                                                         (73,723)                     (73,723)
----------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1999                      $ 30,832       $ 211     $ 254,820        $ 2,880,010      $ (102,727) $ 3,063,146
==================================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1999          1998
----------------------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
  Net income.........................................................................     $266,613     $ 197,398
  Adjustments to reconcile net income to net cash provided by operating activities:
     Increase in liabilities for policyholders' funds................................      125,112       120,343
     Charges to policy account balances..............................................     (101,739)     (105,111)
     Interest credited to policy account balances....................................      117,411       126,914
     Deferral of policy acquisition costs............................................     (141,450)     (140,707)
     Amortization of deferred policy acquisition costs...............................      135,385       149,116
     Deferred federal income tax benefit.............................................      (10,060)       (1,216)
     Depreciation....................................................................       19,598        17,351
     Accrual and amortization of discounts and premiums..............................      (15,183)      (13,993)
     Gain from sale of investments...................................................     (149,061)      (49,768)
     Equity in earnings of unconsolidated affiliates.................................      (19,942)       (8,048)
     Increase in premiums receivable.................................................       (5,185)       (7,243)
     Increase in accrued investment income...........................................       (5,756)       (2,044)
     Capitalization of interest on policy and mortgage loans.........................      (17,099)      (15,365)
     Other changes, net..............................................................      (25,883)      (98,634)
----------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities.....................................     172,761       168,993
----------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Proceeds from sale or maturity of investments:
     Bonds...........................................................................      257,398       316,067
     Stocks..........................................................................      374,615       247,951
     Real estate.....................................................................       32,921        33,186
     Other invested assets...........................................................       96,670           171
  Principal payments received on:
     Mortgage loans..................................................................     176,394        154,333
     Policy loans....................................................................      37,594         42,093
  Purchases of investments:
     Bonds...........................................................................    (508,205)      (373,401)
     Stocks..........................................................................    (160,465)      (237,868)
     Real estate.....................................................................     (29,124)        (7,462)
     Mortgage loans..................................................................    (146,513)       (35,420)
     Policy loans....................................................................     (22,461)       (24,034)
     Other invested assets...........................................................    (137,683)       (79,081)
  Decrease (increase) in short-term investments, net.................................      (4,984)        36,418
  Increase (decrease) in investment in unconsolidated affiliates, net................         726        (19,210)
  Increase in property and equipment, net............................................     (17,219)       (14,188)
----------------------------------------------------------------------------------------------------------------------------------
       Net cash provided by (used in) investing activities...........................     (50,336)        39,555
----------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Policyholders' deposits to policy account balances.................................     309,885        289,654
  Policyholders' withdrawals from policy account balances............................    (366,439)      (409,975)
  Dividends to stockholders..........................................................     (73,723)       (71,496)
----------------------------------------------------------------------------------------------------------------------------------
       Net cash used in financing activities.........................................    (130,277)      (191,817)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH......................................................      (7,852)        16,731
  Cash:
     Beginning of the year...........................................................      22,228          5,497
----------------------------------------------------------------------------------------------------------------------------------
     End of the year.................................................................    $ 14,376      $  22,228
==================================================================================================================================

See accompanying notes to consolidated financial statements.

(1)  NATURE OF OPERATIONS

American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through its subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.

American National's insurance subsidiaries are American National Life Insurance Company of Texas (ANTEX), Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company (ANPAC), American National General Insurance Company (ANGIC), American National Lloyds Insurance Company (ANPAC Lloyds) and American National de Mexico. The major non-insurance subsidiaries are Securities Management and Research, Inc., Comprehensive Investment Services, Inc., Alternative Benefit Management, Inc., ANTAC, Inc. and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily real estate and equity fund joint ventures and partnerships.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Principles of consolidation and basis of presentation--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

Certain reclassifications have been made to the 1998 financial information to conform to the 1999 presentation.

Use of estimates--The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Recent Accounting Pronouncements

Reporting comprehensive income--Effective January 1, 1998, American National adopted FAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for presenting comprehensive income and its components prominently in the financial statements.

American National has elected to display comprehensive income as part of the consolidated statements of changes in stockholders' equity. Additional information regarding the components of comprehensive income is reported in Note 11.

Disclosures about segments of an enterprise and related information--Effective January 1, 1998, American National adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for presenting information about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The adoption of this standard had no effect on American National's financial position or results from operations. The segment disclosures are presented in Note 13.

Pension and other postretirement benefit disclosures--As of December 31, 1998, American National adopted FAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits." This statement establishes revised standards for disclosures about pensions and other postretirement benefit plans. The adoption of this new standard had no effect on American National's financial position or results from operations. The retirement benefits disclosures are presented in
Note 15.

Accounting for derivative instruments--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FAS No. 137, is effective for all quarters of all fiscal years beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

American National intends to adopt FAS No. 133, as amended, on January 1, 2001. Management believes that the adoption of FAS No. 133 will not have a significant effect on American National's financial position or results from operations.

Investments

Debt securities--Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

Bonds held as available-for-sale are carried at market.

Preferred stocks--All preferred stocks are classified as available-for-sale and are carried at market.

Common stocks-- All common stocks are classified as available-for-sale and are carried at market.

Unrealized gains--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

Mortgage loans--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

Policy loans--Policy loans are carried at cost.

Investment real estate--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is measured over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

Short-term investments--Short-term investments (primarily commercial paper) are carried at amortized cost.

Other invested assets--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

Investment valuation allowances and impairments--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

Cash and cash equivalents

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

Property and equipment

These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is measured using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Foreign currencies

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.

Insurance specific assets and liabilities

Deferred policy acquisition costs--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future policy issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

Recognition of premium revenue and policy benefits

Traditional ordinary life and health--Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums received plus accumulated interest less applicable accumulated administrative fees. It is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

Universal life and single premium whole life--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid, and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1999. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

Participating insurance policies--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.6% of the life insurance in force at December 31, 1999 and 5.5% of life premiums in 1999.

Federal income taxes

American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 1999. Alternative Benefit Management, Inc. files a separate return.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Separate account assets and liabilities

The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

(3)   INVESTMENTS

The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                           Gross        Gross      Estimated
                                             Amortized   Unrealized  Unrealized     Market
December 31, 1999:                             Cost        Gains       Losses        Value
-----------------------------------------------------------------------------------------------
Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies.......   $  141,247    $    286   $  (1,891)   $  139,642
      States, and political subdivisions..       44,624          52      (3,858)       40,818
      Foreign governments.................      107,250       1,279        (636)      107,893
      Public utilities....................    1,126,456       4,833     (29,482)    1,101,807
      All other corporate bonds...........    2,118,267      11,476     (70,222)    2,059,521
      Mortgage-backed securities..........       98,942       3,570         (70)      102,442
-----------------------------------------------------------------------------------------------
        Total bonds held-to-maturity......    3,636,786      21,496    (106,159)    3,552,123
-----------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies.......       54,506          --        (651)       53,855
      States, and political subdivisions..       38,538          --      (3,836)       34,702
      Foreign governments.................       27,469       1,023         (15)       28,477
      Public utilities....................      184,126       1,728      (2,298)      183,556
      All other corporate bonds...........      552,529       5,477     (20,435)      537,571
-----------------------------------------------------------------------------------------------
        Total bonds available-for-sale....      857,168       8,228     (27,235)      838,161
-----------------------------------------------------------------------------------------------
    Total debt securities.................    4,493,954      29,724    (133,394)    4,390,284
-----------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock.....................       39,145       1,287        (680)       39,752
      Common stock........................      551,064     413,522      (1,249)      963,337
-----------------------------------------------------------------------------------------------
      Total marketable equity securities..      590,209     414,809      (1,929)    1,003,089
-----------------------------------------------------------------------------------------------
Total investments in securities...........   $5,084,163    $444,533   $(135,323)   $5,393,373
===============================================================================================

                                                           Gross        Gross      Estimated
                                             Amortized   Unrealized  Unrealized     Market
December 31, 1998:                             Cost        Gains       Losses        Value
-----------------------------------------------------------------------------------------------

Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies.......   $  166,206    $  5,503    $     --    $  171,709
      States, and political subdivisions..       39,427         692         (24)       40,095
      Foreign governments.................      106,924       9,436          --       116,360
      Public utilities....................    1,210,677      73,784        (135)    1,284,326
      All other corporate bonds...........    1,914,950     132,731        (491)    2,047,190
      Mortgage-backed securities..........      127,790       8,344          (1)      136,133
-----------------------------------------------------------------------------------------------
        Total bonds held-to-maturity......    3,565,974     230,490        (651)    3,795,813
-----------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies.......       71,579       1,368          --        72,947
      Foreign governments.................       42,780       4,758          --        47,538
      Public utilities....................      230,534      16,738          --       247,272
      All other corporate bonds...........      328,132      25,310        (381)      353,061
-----------------------------------------------------------------------------------------------
        Total bonds available-for-sale....      673,025      48,174        (381)      720,818
-----------------------------------------------------------------------------------------------
    Total debt securities.................    4,238,999     278,664      (1,032)    4,516,631
-----------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock.....................       39,264       2,427         (27)       41,664
      Common stock........................      619,197     473,099     (40,370)    1,051,926
-----------------------------------------------------------------------------------------------
      Total marketable equity securities..      658,461     475,526     (40,397)    1,093,590
-----------------------------------------------------------------------------------------------
Total investments in securities...........   $4,897,460    $754,190    $(41,429)   $5,610,221
===============================================================================================

Debt Securities--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1999, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             Bonds Held-to-Maturity         Bonds Available-for-Sale
----------------------------------------------------------------------------------------------------
                                                          Estimated         Estimated
                                             Amortized     Market           Amortized       Market
                                               Cost         Value             Cost           Value
----------------------------------------------------------------------------------------------------
Due in one year or less...................   $   56,902   $   57,441         $     --       $     --
Due after one year through five years.....      963,942      958,745          319,676        322,278
Due after five years through ten years....    2,470,818    2,391,315          485,431        468,007
Due after ten years.......................       46,182       42,180           52,061         47,876
----------------------------------------------------------------------------------------------------
                                              3,537,844    3,449,681          857,168        838,161
Without single maturity date..............       98,942      102,442               --             --
----------------------------------------------------------------------------------------------------
                                             $3,636,786   $3,552,123         $857,168       $838,161
====================================================================================================

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000 for 1999. Gross gains of $148,762,000 and gross losses of $6,043,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $5,314,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $1,073,000.

Bonds were called or otherwise redeemed by the issuers during 1999, which resulted in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals. Bonds were called by the issuers during 1998, which resulted in proceeds of $89,205,000 from the disposal. Gross gains of $747,000 were realized on those disposals.

All gains and losses were determined using specific identification of the securities sold.

Unrealized gains on securities--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $137,222,000 and $160,912,000 for 1999 and 1998, respectively.

The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                            1999        1998
------------------------------------------------------------------------------
Bonds available-for-sale...........................     $ (66,800)   $ 10,482
Preferred stocks...................................        (1,793)        969
Common stocks......................................       (20,456)    124,921
Amortization of deferred policy acquisition costs..        21,028      (8,229)
------------------------------------------------------------------------------
                                                          (68,021)    128,143
Provision for federal income taxes.................        23,693     (44,850)
------------------------------------------------------------------------------
                                                        $ (44,328)   $ 83,293
==============================================================================

Mortgage loans--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1999, mortgage loans have both fixed rates from 5.75% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 5 to 33 years.

American National has investments in first lien mortgage loans on real estate with carried values of $1,033,330,000 and $1,025,683,000 at December 31, 1999
and 1998, respectively. Problem loans, on which valuation allowances were established, totaled $41,446,000 and $43,049,000 at December 31, 1999 and 1998,
respectively.

Policy loans--All of the Company's policy loans carried interest rates ranging from 5% to 8% at December 31, 1999.

Investment income and realized gains (losses)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

                                                                              Gains (Losses) from
                                                 Investment Income       Disposals of Investments
--------------------------------------------------------------------------------------------------
                                                   1999      1998             1999      1998
--------------------------------------------------------------------------------------------------
Bonds........................................  $ 318,898   $ 317,481      $  (5,327)   $ 2,614
Preferred stocks.............................      2,599       2,584         (1,212)         1
Common stocks................................     16,284      16,774        149,946     33,092
Mortgage loans...............................     98,111      97,871          1,206      1,248
Real estate..................................     65,027      80,138          6,417      1,338
Other invested assets........................     36,819      29,123          2,793       (564)
Investment in unconsolidated affiliates......         --          --             --         29
--------------------------------------------------------------------------------------------------
                                                 537,738     543,971        153,823     37,758
--------------------------------------------------------------------------------------------------
Investment expenses..........................    (63,789)    (68,729)            --         --
Decrease (increase) in valuation allowances..         --          --         (4,762)    12,010
--------------------------------------------------------------------------------------------------
                                               $ 473,949   $ 475,242      $ 149,061   $ 49,768
==================================================================================================

(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

To ensure a well-diversified investment portfolio, American National employs a strategy to invest funds at the highest possible rate of return commensurate with sound and prudent underwriting practices.

Bonds:

American National's bond portfolio is of high investment quality and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                                            1999   1998
-----------------------------------------------------------------------
AAA........................................................   8%     9%
AA.........................................................  14%    14%
A..........................................................  57%    55%
BBB and below..............................................  21%    22%
-----------------------------------------------------------------------
                                                            100%   100%
=======================================================================

Common stock:

American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                                            1999   1998
-----------------------------------------------------------------------
Basic materials............................................   4%     4%
Capital goods..............................................   7%     7%
Consumer goods.............................................  20%    18%
Energy.....................................................   7%     5%
Finance....................................................  10%    11%
Technology.................................................  24%    16%
Health care................................................  10%    24%
Miscellaneous..............................................  12%    10%
Mutual funds...............................................   6%     5%
-----------------------------------------------------------------------
                                                            100%   100%
=======================================================================

Mortgage loans and investment real estate:

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                                              Mortgage      Investment
                                                Loans       Real Estate
------------------------------------------------------------------------
                                             1999   1998    1999   1998
------------------------------------------------------------------------
Office buildings............................. 17%    21%     15%    19%
Shopping centers............................. 52%    56%     42%    41%
Commercial...................................  4%     3%      5%     7%
Apartments...................................  1%     1%      3%     3%
Hotels/motels................................  6%     3%     13%    16%
Industrial................................... 16%    13%     21%    13%
Other........................................  4%     3%      1%     1%
------------------------------------------------------------------------
                                             100%   100%    100%   100%
========================================================================

American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                                              Mortgage      Investment
                                                Loans       Real Estate
------------------------------------------------------------------------
                                             1999   1998    1999   1998
------------------------------------------------------------------------
New England..................................  9%     9%     --     --
Middle Atlantic.............................. 16%    13%     --     --
East North Central........................... 10%    12%     18%    11%
West North Central...........................  3%     3%     17%     9%
South Atlantic............................... 19%    19%      7%     8%
East South Central...........................  1%     1%     13%    15%
West South Central........................... 25%    21%     36%    42%
Mountain.....................................  7%     9%      3%     7%
Pacific...................................... 10%    13%      6%     8%
------------------------------------------------------------------------
                                             100%   100%    100%   100%
========================================================================

For discussion of other off-balance sheet risks, see Note 5.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies could have a material effect on the estimated market values.

Debt securities:
The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

Marketable equity securities:
Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

Mortgage loans:
The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

Policy loans:
The carrying amount for policy loans approximates their market value.

Short-term investments:
The carrying amount for short-term investments approximates their market value.

Investment contracts:
The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

Investment commitments:
American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1999 or 1998.

Values:
The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):


                                              1999                      1998
-----------------------------------------------------------------------------------------
                                                   Estimated                 Estimated
                                      Carrying      Market      Carrying      Market
                                       Amount        Value       Amount        Value
-----------------------------------------------------------------------------------------
Financial assets:
    Bonds:
      Held-to-maturity.............   $3,636,786   $3,552,123   $3,565,974   $3,795,813
      Available-for-sale...........      838,161      838,161      720,818      720,818
    Preferred stock................       39,752       39,752       41,664       41,664
    Common stock...................      963,337      963,337    1,051,926    1,051,926
    Mortgage loans on real estate..    1,033,330    1,044,146    1,025,683    1,158,033
    Policy loans...................      293,287      293,287      296,109      296,109
    Short-term investments.........       95,352       95,352       90,368       90,368
Financial liabilities:
    Investment contracts...........    1,639,348    1,639,348    1,736,223    1,736,223
-----------------------------------------------------------------------------------------

(6) DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 1999 and 1998, are summarized as follows (in thousands):

                                                   Life            Accident           Property &
                                                 & Annuity         & Health            Casualty                 Total
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997.............    $   633,339          $  105,174          $    9,828           $    748,341
--------------------------------------------------------------------------------------------------------------------------
   Additions.............................         87,660             (25,897              25,764                139,321
   Amortization..........................        (98,017)            (26,940)            (24,159)              (149,116)
   Effect of change in unrealized gains
     on available-for-sale securities....         (8,229)                 --                  --                 (8,229)
--------------------------------------------------------------------------------------------------------------------------
 Net change..............................        (18,586)            (1,043)              1,605                (18,024)
 Acquisitions............................            782                604                  --                  1,386
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1998.............        615,535            104,735              11,433                731,703
--------------------------------------------------------------------------------------------------------------------------
   Additions.............................         82,708             25,315              29,550                137,573
   Amortization..........................        (87,701)           (21,263)            (26,421)              (135,385)
   Effect of change in unrealized gains
     on available-for-sale securities....         21,028                 --                  --                 21,028
--------------------------------------------------------------------------------------------------------------------------
 Net change..............................         16,035              4,052               3,129                 23,216
 Acquisitions............................          3,652                225                  --                  3,877
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999.............    $   635,222          $ 109,012           $  14,562            $   758,796
==========================================================================================================================
1999 premiums                                $   342,030          $ 396,072           $ 392,576            $ 1,130,678
==========================================================================================================================
1998 premiums                                $   340,286          $ 393,602           $ 354,820            $ 1,088,708
==========================================================================================================================

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.

(7) FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES

Life insurance:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:

                                                                                                     Percentage of
                                                                                                     Future Policy
  Policy Issue                                        Interest                                            Benefits
  Year                                                 Rate                                              So Valued
--------------------------------------------------------------------------------------------------------------------------
Ordinary--
1996-1999         7.5% for years 1 through 5, graded to 5.5% at the end of year 25, and level thereafter          3%
1981-1995         8% for years 1 through 5, graded to 6% at the end of year 25, and level thereafter             18%
1976-1981         7% for years 1 through 5, graded to 5% at the end of year 25, and level thereafter             15%
1972-1975         6% for years 1 through 5, graded to 4% at the end of year 25, and level thereafter              6%
1969-1971         6% for years 1 through 5, graded to 3.5% at the end of year 30, and level thereafter            5%
1962-1968         4.5% for years 1 through 5, graded to 3.5% at the end of year 15, and level thereafter          9%
1948-1961         4% for years 1 through 5,graded to 3.5% at the end of year 10, and level thereafter             9%
1947 and prior    Statutory rates of 3% or 3.5%                                                                   1%

Industrial--
1948-1967         4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter            4%
1947 and prior    Statutory rates of 3%                                                                           4%

Universal Life    Future policy benefits for universal life are equal to the current account value               26%
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                100%
--------------------------------------------------------------------------------------------------------------------------

Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.

Annuities:

Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Policy account balances for interest-sensitive annuities are equal to the current gross account balance. Mortality and withdrawal assumptions are based on American National's experience.

Health Insurance:

Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                                                                1999        1998
-----------------------------------------------------------------------------------------------------
Balance at January 1.......................................................   $266,832    $247,564
  Less reinsurance recoverables............................................         11       2,567
-----------------------------------------------------------------------------------------------------
Net balance at January 1...................................................    266,821     244,997
-----------------------------------------------------------------------------------------------------
Incurred related to:
  Current year.............................................................    654,222     598,379
  Prior years..............................................................    (16,322)     (6,324)
-----------------------------------------------------------------------------------------------------
Total incurred.............................................................    637,900     592,055
-----------------------------------------------------------------------------------------------------
Paid related to:
  Current year.............................................................    457,279     411,352
  Prior years..............................................................    169,292     158,879
-----------------------------------------------------------------------------------------------------
Total paid.................................................................    626,571     570,231
-----------------------------------------------------------------------------------------------------
Net balance at December 31.................................................    278,150     266,821
  Plus reinsurance recoverables............................................      3,988          11
-----------------------------------------------------------------------------------------------------
Balance at December 31.....................................................   $282,138    $266,832
=====================================================================================================

The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.

(9)  REINSURANCE

As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, the company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 1999, amounts recoverable from reinsurers with a carrying value of $90,399,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. The company holds collateral related to these credit reinsurers totaling $70,918,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                          1999         1998
------------------------------------------------------------------------------------
Direct premiums....................................   $  1,268,129   $  1,201,189
Reinsurance premiums assumed from other companies..        110,180         42,403
Reinsurance premiums ceded to other companies......       (247,631)      (154,884)
------------------------------------------------------------------------------------
Net premiums.......................................   $  1,130,678   $  1,088,708
====================================================================================
Reinsurance recoveries.............................   $    162,863   $     88,240
====================================================================================

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                                          1999           1998
------------------------------------------------------------------------------------
Direct life insurance in force....................    $ 46,156,190   $ 44,134,974
Reinsurance risks assumed from other companies....         797,059        713,200
------------------------------------------------------------------------------------
Total life insurance in force.....................      46,953,249     44,848,174
Reinsurance risks ceded to other companies........      (9,629,707)    (7,965,042)
------------------------------------------------------------------------------------
Net life insurance in force.......................    $ 37,323,542   $ 36,883,132
====================================================================================

(10)  FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

                                              1999                   1998
------------------------------------------------------------------------------------
                                        Amount       Rate       Amount      Rate
------------------------------------------------------------------------------------
Income tax on pre-tax income.......    $136,038     35.00%    $ 95,861      35.00%
Tax-exempt investment income.......      (1,691)    (0.44)        (971)     (0.35)
Dividend exclusion.................      (3,414)    (0.88)      (5,044)     (1.84)
Exempted losses on sale of assets..      (4,470)    (1.15)      (9,856)     (3.60)
Miscellaneous tax credits, net.....      (1,467)    (0.38)      (1,467)     (0.54)
Other items, net...................      (2,928)    (0.75)      (2,032)     (0.74)
------------------------------------------------------------------------------------
                                       $122,068     31.40%    $ 76,491      27.93%
====================================================================================


The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and December 31, 1998 are as follows (in thousands):

                                                                      1999            1998
-------------------------------------------------------------------------------------------------
Deferred tax assets:
--------------------
   Investment in bonds, real estate and other invested assets,
     principally due to investment valuation allowances............  $    17,750    $   10,656
   Policyowner funds, principally due to policy reserve discount...       87,650        78,279
   Policyowner funds, principally due to unearned premium reserve..       11,219        10,020
   Other assets....................................................        4,689         2,649
-------------------------------------------------------------------------------------------------
 Total gross deferred tax assets...................................      121,308       101,604
   Less valuation allowance........................................       (3,000)       (3,000)
-------------------------------------------------------------------------------------------------
 Net deferred tax assets...........................................  $   118,308    $   98,604
-------------------------------------------------------------------------------------------------

Deferred tax liabilities:
-------------------------
   Marketable equity securities, principally due to
     net unrealized gains on stock.................................  $  (131,347)   $(151,396)
   Investment in bonds, principally due to
     accrual of discount on bonds..................................      (20,941)     (17,390)
   Deferred policy acquisition costs, due to
     difference between GAAP and tax...............................     (184,217)    (177,057)
   Property, plant and equipment, principally due to
     difference between GAAP and tax depreciation methods..........       (3,144)     (12,004)
-------------------------------------------------------------------------------------------------
 Net deferred tax liabilities......................................     (339,649)    (357,847)
-------------------------------------------------------------------------------------------------
Total deferred tax.................................................  $  (221,341)   $(259,243)
=================================================================================================

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1998 and December 31, 1999, and the cumulative balance was approximately $63,000,000 at both dates.

Federal income taxes totaling approximately $108,060,000 and $111,465,000 were paid to the Internal Revenue Service in 1999 and 1998, respectively. The statute of limitations for the examination of federal income tax returns through 1995 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1995. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) Components of comprehensive income

The items included in comprehensive income, other than net income, are unrealized gains on available-for-sale securities, unrealized gains on deferred acquisition costs and foreign exchange adjustments.

The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows:

                                                     Before        Federal            Net of
                                                    Federal      Income Tax           Federal
                                                     Income        Expense            Income
                                                      Tax         (Benefit)             Tax
-------------------------------------------------------------------------------------------------
December 31, 1999
-----------------
Unrealized gains.................................. $  80,700    $  28,359   $  52,341
Less: reclassification adjustment for
 gains realized in net income.....................  (148,721)     (52,052)    (96,669)
-------------------------------------------------------------------------------------------------
Net unrealized loss component of
 comprehensive income............................. $ (68,021)   $ (23,693)  $ (44,328)
=================================================================================================

December 31, 1998
-----------------
Unrealized gains..................................  $163,103    $  57,086   $ 106,017
Less: reclassification adjustment for
 gains realized in net income.....................   (34,960)     (12,236)    (22,724)
-------------------------------------------------------------------------------------------------
Net unrealized gains component of
 comprehensive income............................   $128,143    $  44,850   $  83,293
=================================================================================================


(12) COMMON STOCK AND EARNINGS PER SHARE

American National has only one class of common stock and no preferred stock. At December 31, 1999 and 1998, American National had 50,000,000 authorized shares of $1.00 par value common stock with 30,832,449 shares issued. At December 31, 1999, treasury shares were 4,274,284, restricted shares were 79,000 and unrestricted shares outstanding were 26,479,165. At December 31, 1998 there were no restricted shares, treasury shares were 4,353,284; and total outstanding shares were 26,479,165.

Stock-Based Compensation--During 1999, American National's stockholders approved the "1999 Stock and Incentive Plan." Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 900,000 shares, and no more than 50,000 shares may be granted to any one individual in any calendar year. Subsequent to the close of 1999, the plan was amended to adjust the grant price of awards made during 1999.

On August 1, 1999, American National granted Stock Appreciation Rights (SAR) on 81,500 shares to selected officers. These SARs were granted at a stated price of $70.50 per share (subsequently amended in 2000 to $57 per share), vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. None of these SARs were exercisable during 1999, none of them terminated, and all were outstanding at the end of the year.

Also, on August 1, 1999, American National granted Restricted Stock Awards to directors and consultants. A total of 79,000 shares were granted, with 19,000 granted at an exercise price of $70.50 per share (subsequently amended in 2000 to $57 per share), and 60,000 granted at an exercise price of zero. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. All of the Restricted Stock was outstanding at the end of the year.

American National uses a Black-Scholes option pricing model to calculate the fair value and compensation expense for SARs and Restricted Stock Awards, in accordance with FAS No. 123 "Accounting for Stock-Based Compensation." The fair value per share of the SARs and the Restricted Stock Awards that were originally granted at $70.50 per share was zero at December 31, 1999. The fair value of the Restricted Stock Awards granted at a price of zero was $70.50 per share at December 31, 1999. The following assumptions were used in these computations for 1999: dividend yield of 4.5%; expected volatility of 32%; risk-free interest rate of 6.79%; and expected lives of 5 years for the SARs and 10 years for the Restricted Stock Awards. Compensation expense calculated for 1999 on these awards was not material.

The plan amendment made in February, 2000 will increase compensation expense in the future, but the effect is not material on American National's financial position or results from operations in 1999.

Earnings Per Share--Earnings per share for 1999 and 1998 were calculated using a weighted average number of shares outstanding of 26,479,165. There were no potentially dilutive items outstanding in 1998. In 1999, the average market price, since the grant date of the SARs and Restricted Stock Awards, was less than the exercise price. As a result, diluted earnings per share is equal to the basic earnings per share.

Dividends--American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries .

At December 31, 1999, approximately $606,699,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

The operating segments are as follows:

Multiple Line Marketing -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.

Home Service Division -- This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.

Independent Marketing -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

Health Division -- This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.

Senior Age Marketing -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

Direct Marketing -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

Credit Insurance Division -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

Capital and Surplus -- This segment derives its revenues principally from investment instruments.

All Other -- This category comprises segments which are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:

 . Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.

 . Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

 . Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

 .  Gain or loss on the sale of investments is allocated to capital and surplus.

 . Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.

 . Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 1999 and 1998 (in thousands):

                                                                                        Gain From
                              Premiums         Net                                     Operations    Federal
                                 and        Investment                     Equity        Before      Income
                                Other         Income       Expenses          in          Federal       Tax
                               Policy          and            and      Unconsolidated    Income      Expense       Net
                               Revenue    Realized Gains   Benefits      Affiliates       Taxes     (Benefit)     Income
---------------------------------------------------------------------------------------------------------------------------
1999
----
Multiple Line Marketing       $  489,263        $ 95,821   $  530,321         $    --    $ 54,763    $ 18,072    $ 36,691
Home Service Division            209,033         118,978      263,945              --      64,066      21,142      42,924
Independent Marketing             60,574         118,960      162,052              --      17,482       5,769      11,713
Health Division                  237,446           7,406      256,390              --     (11,538)     (3,808)     (7,730)
Credit Insurance Division         63,262          16,094       65,903              --      13,453       4,439       9,014
Senior Age Marketing             148,368          18,013      162,209              --       4,172       1,377       2,795
Direct Marketing                  26,857           3,734       24,823              --       5,768       1,903       3,865
Capital and Surplus                1,087         211,453          256          12,249     224,533      67,900     156,633
All other                         30,714          32,551       54,976           7,693      15,982       5,274      10,708
---------------------------------------------------------------------------------------------------------------------------
                              $1,266,604        $623,010   $1,520,875         $19,942    $388,681    $122,068    $266,613
===========================================================================================================================

1998
----
Multiple Line Marketing       $  452,146        $ 95,063   $  488,842         $    --    $ 58,367    $ 19,261    $ 39,106
Home Service Division            203,976         122,188      252,446              --      73,718      24,327      49,391
Independent Marketing             69,714         122,279      184,655              --       7,338       2,422       4,916
Health Division                  211,249           7,850      240,195              --     (21,096)     (6,962)    (14,134)
Credit Insurance Division         57,727          15,215       61,181              --      11,761       3,881       7,880
Senior Age Marketing             162,161          17,760      169,929              --       9,992       3,297       6,695
Direct Marketing                  26,619           3,588       24,034              --       6,173       2,037       4,136
Capital and Surplus                  982         107,737          761           8,048     116,006      24,390      91,616
All other                         35,081          33,330       56,781              --      11,630       3,838       7,792
---------------------------------------------------------------------------------------------------------------------------
                              $1,219,655        $525,010   $1,478,824         $ 8,048    $273,889    $ 76,491    $197,398
===========================================================================================================================

There were no significant non-cash items to report. Almost all of the consolidated revenues were derived in the U.S.

Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended December 31, 1999 and 1998 (in thousands):

                                 Total Revenues

                                                   Accident &  Property &                          Total
                               Life      Annuity     Health     Casualty    Credit   All Other   Revenues
------------------------------------------------------------------------------------------------------------
1999
----
Multiple Line Marketing       $121,753   $ 17,637    $ 19,736    $403,029   $    --   $     --   $  562,155
Home Service Division          283,566      4,576       8,778          --        --         --      296,920
Independent Marketing            8,938    157,569          --          --        --         --      166,507
Health Division                  3,920         --     236,559          --        --         --      240,479
Credit Insurance Division           --         --          --          --    69,007         --       69,007
Senior Age Marketing            31,577      1,692     125,609          --        --         --      158,878
Direct Marketing                29,501        146         427          --        --         --       30,074
Capital and Surplus                 --         --          --          --        --    306,797      306,797
All other                       30,120      1,878       1,709          --        --     25,090       58,797
------------------------------------------------------------------------------------------------------------
                              $509,375   $183,498    $392,818    $403,029   $69,007   $331,887   $1,889,614
============================================================================================================


1998
----
Multiple Line Marketing       $121,829   $ 16,826    $ 20,232    $365,369   $    --   $     --   $  524,256
Home Service Division          279,531      4,410       8,793          --        --         --      292,734
Independent Marketing            5,328    173,990          --          --        --         --      179,318
Health Division                  3,802         --     210,622          --        --         --      214,424
Credit Insurance Division           --         --          --          --    63,470         --       63,470
Senior Age Marketing            32,821      1,583     137,889          --        --         --      172,293
Direct Marketing                29,042        165         462          --        --         --       29,669
Capital and Surplus                 --         --          --          --        --    204,991      204,991
All other                       31,996     18,962       1,977          --        --     10,575       63,510
------------------------------------------------------------------------------------------------------------
                              $504,349   $215,936    $379,975    $365,369   $63,470   $215,566   $1,744,665
===========================================================================================================

The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 1999 and 1998 (in thousands):

                                                    1999         1998
----------------------------------------------------------------------------
Multiple Line Marketing........................   $1,598,043   $1,513,396
Home Service Division..........................    1,789,073    1,760,415
Independent Marketing..........................    1,719,508    1,761,832
Health Division................................      193,018      170,301
Credit Insurance Division......................      387,669      372,787
Senior Age Marketing...........................      326,163      330,631
Direct Marketing...............................       82,799       83,759
Capital and Surplus............................    2,400,368    2,232,612
All other......................................      593,885      589,919
----------------------------------------------------------------------------
                                                  $9,090,526   $8,815,652
============================================================================

The net assets of the Capital and Surplus segment include investments in unconsolidated affiliates. Almost all of American National's assets are located in the U.S.

The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.

The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 1999, approximately 8% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 11% in 1998. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):

                                                           1999         1998
--------------------------------------------------------------------------------
Statutory net income of insurance companies...........  $  159,375   $  155,368
Net gain of non-insurance companies...................      97,782       15,240
--------------------------------------------------------------------------------
Combined net income...................................     257,157      170,608
Increases (decreases):
 Deferred policy acquisition costs....................       2,188       (9,795)
 Policyholder funds...................................       4,288       18,702
 Deferred federal income tax benefit..................      10,060        1,216
 Premiums deferred and other receivables..............      (2,315)         (84)
 Gain from sale of investments........................         416         (292)
 Change in interest maintenance reserve...............      (1,033)       2,773
 Asset valuation allowances...........................      (4,762)      12,010
Other adjustments, net................................         948        2,336
Consolidating eliminations and adjustments............        (334)         (76)
--------------------------------------------------------------------------------
Net income reported herein............................  $  266,613   $  197,398
================================================================================

                                                           1999         1998
--------------------------------------------------------------------------------
Statutory capital and surplus of insurance companies..  $2,377,589   $2,163,593
Stockholders equity of non-insurance companies........     523,550      524,630
--------------------------------------------------------------------------------
Combined capital and surplus..........................   2,901,139    2,688,223
Increases (decreases):
 Deferred policy acquisition costs....................     758,796      731,703
 Policyholder funds...................................     159,394      154,445
 Deferred federal income taxes........................    (221,341)    (259,243)
 Premiums deferred and other receivables..............     (80,453)     (78,139)
 Reinsurance in "unauthorized companies"..............      37,376       38,748
 Statutory asset valuation reserve....................     370,191      344,926
 Statutory interest maintenance reserve...............       9,729       10,762
 Asset valuation allowances...........................     (38,285)     (28,489)
 Investment market value adjustments..................      (9,556)      48,656
Non-admitted assets and other adjustments, net........     158,876      173,877
Consolidating eliminations and adjustments............    (982,720)    (910,857)
-------------------------------------------------------------------------------
Stockholders' equity reported herein..................  $3,063,146   $2,914,612
===============================================================================

In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,543,000 on deposit with appropriate regulatory authorities.

(15)  RETIREMENT BENEFITS

American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.

American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.

Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,954,000 for 1999 and $3,051,000 for 1998.

The pension debit is made up of the following (in thousands):

                                                       1999     1998
---------------------------------------------------------------------
Service cost--benefits earned during period....      $5,833   $ 5,629
Interest cost on projected benefit obligation..       8,175     7,661
Expected return on plan assets.................      (8,946)   (8,887)
Amortization of past service cost..............         534       473
Amortization of transition asset...............      (2,619)   (2,619)
Amortization of actuarial loss.................         977       794
---------------------------------------------------------------------
      Total pension debit......................      $3,954   $ 3,051
=====================================================================

The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

Actuarial present value of benefit obligation:

                                                               1999                        1998
-----------------------------------------------------------------------------------------------------------
                                                       Assets     Accumulated      Assets     Accumulated
                                                       Exceed       Benefits       Exceed       Benefits
                                                    Accumulated      Exceed     Accumulated      Exceed
                                                      Benefits       Assets       Benefits       Assets
-----------------------------------------------------------------------------------------------------------
Vested benefit obligation.........................     $ (72,591)   $ (24,781)    $ (76,916)    $ (19,136)
===========================================================================================================
Accumulated benefit obligation....................     $ (75,578)   $ (24,781)    $ (79,405)    $ (19,136)
===========================================================================================================
Projected benefit obligation......................     $ (91,897)   $ (27,189)    $ (96,812)    $ (26,340)
===========================================================================================================
Plan assets at fair value (long-term securities)..       130,363           --        137,543           --
===========================================================================================================
Funded status:
 Plan assets in excess of projected
   benefit obligation.............................        38,466      (27,189)        40,731      (26,340)
 Unrecognized net loss............................         1,981        1,554          2,341        3,729
 Prior service cost not yet recognized
   in periodic pension cost.......................            --          497             --        1,028
 Unrecognized net transition asset at
   January 1 being recognized over 15 years.......        (5,239)          --         (7,858)          --
-----------------------------------------------------------------------------------------------------------
Accrued pension cost included in
 other assets or other liabilities................     $   35,208   $ (25,138)    $   35,214    $ (21,583)
===========================================================================================================

Assumptions used at December 31:                                                   1999        1998
------------------------------------------------------------------------------------------------------
Weighted-average discount rate on benefit obligation............................   7.30%        6.50%
Rate of increase in compensation levels.........................................   4.80%        4.80%
Expected long-term rate of return on plan assets................................   7.00%        7.00%
Other Benefits

Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan. Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

The accrued post-retirement benefit obligation, included in other liabilities, was $13,221,000 and $12,989,000 at December 31, 1999 and 1998, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

Commitments--American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 1999 were approximately $6,356,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1999 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $96,000,000, all of which are expected to be funded in 2000. As of December 31, 1999, all of the mortgage loan commitments have interest rates that are fixed.

Contingencies--The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

APPENDIX

Illustrations of Death Benefits, Accumulation Values, and Surrender Values

The tables on pages 88 through 91 illustrate how Accumulation Value, Surrender Value, and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

 . a gross annual investment rate of return (i.e., investment income and capital gains and losses) of 0%, 6% or 12%,

 .  a $100,000 Specified Amount,

 .  the Insureds are a male, age 45, and a female, age 45,

 . the Policy is issued under the tobacco non-user underwriting risk classification for each Insured,

 .  the premium is paid at the beginning of each Policy Year,

 .  all Accumulation Value is allocated to the Separate Account,

 .  no Policy Loans are made,

 .  no changes in the Specified Amount,

 .  no partial surrenders

 .  no riders

 .  no transfers to the Fixed Account,

 .  no more than twelve transfers among Subaccounts, and

 . fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.77% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.83%).

The Accumulation Value, Surrender Value, and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.

The tables on pages 88 and 90 are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

The tables on pages 89 and 91 are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.

Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 0.90% of average daily Accumulation Value in the first 20 Policy Years and 0.60% thereafter. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate hypothetical net annual rates of -1.66%, 4.29% and 10.23% in years 1 - 20; -1.36%, 4.60% and 10.56% in years 21 and thereafter.

The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See "Federal Income Tax Considerations," page 38.)

If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender, and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender Value in any year is the surrender charge.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, Planned Periodic Premium schedule, and any available riders requested.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                 SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                                                    CURRENT SCHEDULE OF CHARGES
                            PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
----------------------------------------------------------------------------------------------------------------------------------
                                         0%                                 6%                                12%
----------------------------------------------------------------------------------------------------------------------------------
             END OF        PREMIUMS
 POLICY    ACCUMULATED   ACCUMULATION  SURRENDER   DEATH    ACCUMULATION  SURRENDER   DEATH    ACCUMULATION  SURRENDER   DEATH
  YEAR        AT 5%         VALUE        VALUE    BENEFIT      VALUE        VALUE    BENEFIT      VALUE        VALUE    BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
   1               851            583          0  100,000            624          0  100,000            665          0  100,000
   2             1,701          1,155          0  100,000          1,273          0  100,000          1,395          0  100,000
   3             2,552          1,715          0  100,000          1,946          0  100,000          2,198          0  100,000
   4             3,402          2,262          0  100,000          2,646         74  100,000          3,079        507  100,000
   5             4,253          2,798        270  100,000          3,373        845  100,000          4,049      1,521  100,000
   6             5,103          3,451        968  100,000          4,261      1,778  100,000          5,251      2,768  100,000
   7             5,954          4,089      1,652  100,000          5,185      2,748  100,000          6,574      4,137  100,000
   8             6,804          4,714      2,324  100,000          6,144      3,754  100,000          8,028      5,638  100,000
   9             7,655          5,324      2,982  100,000          7,140      4,798  100,000          9,626      7,284  100,000
   10            8,505          5,920      3,628  100,000          8,174      5,882  100,000         11,385      9,093  100,000
   15           12,758          8,797      6,771  100,000         14,117     12,091  100,000         23,369     21,343  100,000
   20           17,010         11,252     11,252  100,000         21,260     21,260  100,000         42,733     42,733  100,000
   25           21,263         13,249     13,249  100,000         30,102     30,102  100,000         75,211     75,211  100,000
   30           25,515         14,181     14,181  100,000         40,478     40,478  100,000        129,078    129,078  136,972
Age 65          17,010         11,252     11,252  100,000         21,260     21,260  100,000         42,733     42,733  100,000

                     *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                 SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                                                  GUARANTEED SCHEDULE OF CHARGES
                            PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
----------------------------------------------------------------------------------------------------------------------------------
                                         0%                                 6%                                12%
----------------------------------------------------------------------------------------------------------------------------------
  END OF      PREMIUMS
  POLICY     ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH
   YEAR         AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
   1                 851            583          0   100,000           624          0   100,000           665          0   100,000
   2               1,701          1,154          0   100,000         1,272          0   100,000         1,394          0   100,000
   3               2,552          1,714          0   100,000         1,945          0   100,000         2,197          0   100,000
   4               3,402          2,260          0   100,000         2,644         72   100,000         3,077        505   100,000
   5               4,253          2,794        266   100,000         3,368        840   100,000         4,043      1,515   100,000
   6               5,103          3,312        829   100,000         4,118      1,635   100,000         5,103      2,620   100,000
   7               5,954          3,817      1,380   100,000         4,895      2,458   100,000         6,265      3,828   100,000
   8               6,804          4,306      1,916   100,000         5,697      3,307   100,000         7,539      5,149   100,000
   9               7,655          4,779      2,437   100,000         6,525      4,183   100,000         8,935      6,593   100,000
   10              8,505          5,232      2,940   100,000         7,377      5,085   100,000        10,463      8,171   100,000
   15             12,758          7,159      5,133   100,000        11,981      9,955   100,000        20,555     18,529   100,000
   20             17,010          8,184      8,184   100,000        16,892     16,892   100,000        36,309     36,309   100,000
   25             21,263          7,390      7,390   100,000        21,498     21,498   100,000        61,874     61,874   100,000
   30             25,515          2,123      2,123   100,000        23,312     23,312   100,000       104,384    104,384   110,792
   Age 65         17,010          8,184      8,184   100,000        16,892     16,892   100,000        36,309     36,309   100,000

                     *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                 SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                                                    CURRENT SCHEDULE OF CHARGES
                            PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
-----------------------------------------------------------------------------------------------------------------------------------
                                                 0%                                 6%                                12%
-----------------------------------------------------------------------------------------------------------------------------------
  END OF      PREMIUMS
  POLICY     ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH
   YEAR         AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
   1                 851            583          0   100,583           624          0   100,624           665          0   100,665
   2               1,701          1,155          0   101,155         1,273          0   101,273         1,395          0   101,395
   3               2,552          1,715          0   101,715         1,946          0   101,946         2,198          0   102,198
   4               3,402          2,262          0   102,262         2,646         74   102,646         3,079        507   103,079
   5               4,253          2,798        270   102,798         3,373        845   103,373         4,048      1,520   104,048
   6               5,103          3,449        966   103,449         4,260      1,777   104,260         5,249      2,766   105,249
   7               5,954          4,088      1,651   104,088         5,182      2,745   105,182         6,570      4,133   106,570
   8               6,804          4,711      2,321   104,711         6,140      3,750   106,140         8,022      5,632   108,022
   9               7,655          5,320      2,978   105,320         7,134      4,792   107,134         9,618      7,276   109,618
   10              8,505          5,914      3,622   105,914         8,166      5,874   108,166        11,372      9,080   111,372
   15             12,758          8,773      6,747   108,773        14,075     12,049   114,075        23,296     21,270   123,296
   20             17,010         11,182     11,182   111,182        21,114     21,114   121,114        42,419     42,419   142,419
   25             21,263         13,057     13,057   113,057        29,625     29,625   129,625        73,945     73,945   173,945
   30             25,515         13,703     13,703   113,703        39,023     39,023   139,023       124,603    124,603   224,603
   Age 65         17,010         11,182     11,182   111,182        21,114     21,114   121,114        42,419     42,419   142,419

                      *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                 SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                                                  GUARANTEED SCHEDULE OF CHARGES
                            PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR
---------------------------------------------------------------------------------------------------------------------------------
                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF
---------------------------------------------------------------------------------------------------------------------------------
                                                        0%                                 6%                                12%
---------------------------------------------------------------------------------------------------------------------------------
END OF      PREMIUMS
 POLICY    ACCUMULATED   ACCUMULATION  SURRENDER   DEATH    ACCUMULATION  SURRENDER   DEATH    ACCUMULATION  SURRENDER   DEATH
  YEAR        AT 5%         VALUE        VALUE    BENEFIT      VALUE        VALUE    BENEFIT      VALUE        VALUE    BENEFIT
   1               851            583          0  100,583            624          0  100,624            665          0  100,665
   2             1,701          1,154          0  101,154          1,272          0  101,272          1,394          0  101,394
   3             2,552          1,714          0  101,714          1,945          0  101,945          2,197          0  102,197
   4             3,402          2,260          0  102,260          2,643         71  102,643          3,077        505  103,077
   5             4,253          2,793        265  102,793          3,367        839  103,367          4,042      1,514  104,042
   6             5,103          3,311        828  103,311          4,116      1,633  104,116          5,101      2,618  105,101
   7             5,954          3,815      1,378  103,815          4,891      2,454  104,891          6,261      3,824  106,261
   8             6,804          4,302      1,912  104,302          5,691      3,301  105,691          7,532      5,142  107,532
   9             7,655          4,773      2,431  104,773          6,516      4,174  106,516          8,923      6,581  108,923
   10            8,505          5,223      2,931  105,223          7,364      5,072  107,364         10,444      8,152  110,444
   15           12,758          7,116      5,090  107,116         11,905      9,879  111,905         20,419     18,393  120,419
   20           17,010          8,033      8,033  108,033         16,568     16,568  116,568         35,591     35,591  135,591
   25           21,263          6,966      6,966  106,966         20,323     20,323  120,323         58,532     58,532  158,532
   30           25,515          1,292      1,292  101,292         19,698     19,698  119,698         90,376     90,376  190,376
Age 65          17,010          8,033      8,033  108,033         16,568     16,568  116,568         35,591     35,591  135,591

                      *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

     This page left blank intentionally for purposes of print pagination.

                          Purchaser Suitability Form

          This form must accompany all applications for American National Variable Universal Life and Variable Annuity products.
1. New Purchaser Information
 Name                                                     Date
       -------------------------------------------------       ---------------
 Address
 Social Security or Tax I.D. Number
                                    ------------------------------------------
If Purchaser is a corporation, partnership or other legal entity, names of any persons authorized to transact business on behalf of entity:

------------------------------------------------------------------------------
2. Purchaser's occupation
 Name and Address of Employer
                               -----------------------------------------------

 Business Phone
                --------------------------------------------------------------
 [ ] Yes [ ]  No If yes, provide the name, address and phone number of the firm:

                 -------------------------------------------------------------

4. Tax Status
   [ ] Single     [ ] Head of Household     [ ] Married filing separate returns
   [ ] Married filing joint return or qualifying widow(er) with dependent child       [ ] Corporation                  [ ] Other

5. Marital Status
   [ ] Married    [ ] Single                [ ]Widowed

6. Dependents
   [ ] Spouse     [ ] Children: Ages                             [ ] Other
                                     --------------------                   ---------------------------------------------------

Investor Suitability Information (the information requested applies to the Applicant/Policy Owner if different from the Proposed Insured)
To be completed by Purchaser or Registered Representative.

NASD rules require Registered Representatives to have reasonable grounds for believing the recommended purchase is suitable for the customer. Therefore, representatives are required to make inquiries concerning the financial condition of a proposed purchaser of any of American National's Variable products. You are urged to supply such information so that the representative can make an informed judgment as to the suitability of your investment selection(s). However, you are not required to divulge such information. If you choose not to do so, you must sign at the section provided below indicating refusal and acknowledging that the representative did request the suitability information.

1.  Sources of Funds For Investment
    A. [ ] Current Earnings       C. [ ] Gift or Inheritance      E. [ ] Insurance Benefit
    B. [ ] Savings                D. [ ] Sale of Assets           F. [ ] Maturity Proceeds      G. [ ] __________________

2.  Primary Purpose of Investment

    A. [ ] Education              C. [ ] Savings                  E. [ ] Retirement             G. [ ] Estate Planning
    B. [ ] Tax Shelter            D. [ ] Business Purposes        F. [ ] Current Income         H. [ ] __________________

3.  Investment Profile
(a) What is your current investment preference?
    [ ] Aggressive Growth            [ ] Growth                      [ ] Growth & Current Income
    [ ] Current Income               [ ] Maximum safety, even if modest return

(b) What is your risk comfort level?
    [ ] High                         [ ] High/Moderate               [ ] Moderate       [ ] Moderate/Limited            [ ] Low

(c) What is your financial goal time horizon?
    [ ] 1-5 years                    [ ] 5-10 years                  [ ] 10 years and beyond

(d) What is your age range?
    [ ] 21-40                        [ ] 41-59                       [ ] 60 +

(e) What is your tax bracket?
    [ ] 15%                          [ ] 28%                         [ ] 28% +

(f) What is your estimated annual family income?
    [ ] less than $15,000            [ ] $15,000-$30,000             [ ] $30,000-$50,000
    [ ] $50,000-$100,000             [ ] Over $100,000

(g) What is your estimated net worth (exclude home, furnishings and automobiles)?
    [ ] less than $25,000       [ ] $25,000-$50,000      [ ] $50,000-$100,000       [ ] Over $100,000

(h) Are you responsible for the financial welfare of anyone other than your immediate family (i.e. alimony, child or parental support, etc.)? [ ] Yes [ ] No

(i) Do you own other securities? [ ] Yes [ ] No
    Types: [ ] Stocks [ ] Bonds [ ] Mutual Funds [ ] Variable Products [ ] Other

I(we) furnished the above suitability information and it has been accurately recorded.

--------------------------------------        ----------------------------------
        Purchaser Signature                    Joint Owner Signature

                           continued on reverse side

             STATEMENT OF REFUSAL TO PROVIDE FINANCIAL INFORMATION

I (we) fully understand that the Registered Representative, acting on behalf of American National Insurance Company and Securities Management & Research, Inc., has requested the above suitability information to determine whether my (our) purchase of American National's Variable products is an appropriate investment considering my (our) financial situation. I (we) refuse to provide the requested information and acknowledge that such refusal prevents an evaluation of the suitability of the variable product for my financial needs.



             Purchaser Signature                Joint Owner Signature

Registered Representative Notice - Should the Purchaser sign the above Statement of Refusal to Provide Financial Information, it is still an NASD requirement that you have reasonable grounds to recommend the purchase of this investment as suitable. Therefore, you must complete the suitability information to the best
                     ---
of your knowledge and certify that you have done so when signing the Registered Representative's Statement below.

Registered Representative Statement & Signature

Check appropriate boxes.

     [_] Application attached.

     [_] Suitability Information was provided by the Purchaser(s) and the Purchaser(s) signed recorded. acknowledgment that information was accurately recorded.

         or,

     [_] Refusal to Provide Financial Information Statement signed by
         Purchaser(s). I provided the suitability information to the best of my knowledge and have reasonable grounds to recommend the purchase of this investment as suitable for the Investor.


-----------------------------------      ---------------------------------------
Registered Representative Signature      Registered Representative Personal Code



-----------------------------------      ---------------------------------------
Registered Representative Name (print)   Date         Branch Office #       PSO#

--------------------------------------------------------------------------------



Home Office Approval:



Date Received:










Form 7986                           *7986*                             Rev. 3-99

================================================================================

                   [LOGO OF AMERICAN NATIONAL APPEARS HERE]



Form 4716                           *4716*                                 05-00

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of ___ pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:
Exhibit 1 ....      Resolution of the Board of Directors of American National
                    Insurance Company authorizing establishment of American
                    National Variable Life

                    Separate Account (submitted in original registration statement on May 24, 1999)

Exhibit 2 ....      Not Applicable

Exhibit 3(a) ....   Distribution and Administrative Services Agreement
                    (submitted in original registration statement on May 24,
                    1999)

Exhibit 3(b) ....   Not Applicable

Exhibit 3(c) ....   Schedule of Sales Commissions (submitted in pre-effective
                    amendment number one on October 15, 1999)

Exhibit 4 ....      Not Applicable

Exhibit 5 ....      Survivorship Variable Universal Life Insurance Policy with
                    Riders (submitted in original registration statement on May
                    24, 1999)

Exhibit 6(1) ....   Articles of Incorporation of American National Insurance
                    Company (submitted in original registration statement on May
                    24, 1999)

Exhibit 6(2) ....   By-laws of American National Insurance Company (submitted in original registration statement on May 24, 1999)

Exhibit 7 ....      Not Applicable

Exhibit 8(1) ....   Form of American National Investment Accounts, Inc. Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(2) ....   Form of Variable Insurance Products Fund Fund Participation
                    Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(3) ....   Form of Variable Insurance Products Fund II Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(4) ....   Form of Variable Insurance Products Fund III Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(5) ....   Form of T. Rowe Price Fund Participation Agreement
                    (submitted in original registration statement on May 24,
                    1999)

Exhibit 9 ....      Not Applicable

Exhibit 10 ....     Application Form (submitted in original registration
                    statement on May 24, 1999)

Exhibit 11 ....     Independent Auditors' Consent

Exhibit 12 ....     Opinion of Counsel

Exhibit 13 ....     Consent of Counsel

Exhibit 14 ....     Actuarial Opinion

Exhibit 15 ....     Actuarial Basis of Payment and Cash Value Adjustment
                    Pursuant to Rule 6e-3(T)(b)(V)(B) (submitted in pre-effective amendment number one on October 15, 1999)

Exhibit 16 ....     Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)
                    (submitted in pre-effective amendment number one on October
                    15, 1999)

Exhibit 27 ....     Financial Data Schedule

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 28th day of April, 2000.

                               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

                                     By:  American National Insurance Company


                                          By: /s/ Robert L. Moody
                                             ----------------------------------
                                               Robert L. Moody,
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                                     AMERICAN NATIONAL INSURANCE COMPANY
                                     (Depositor)


                                     By: /s/ Robert L. Moody
                                        ---------------------------------------
                                          Robert L. Moody,
                                          Chairman of the Board, President
                                          and Chief Executive Officer
attest:

/s/ Vincent E. Soler, Jr.
-----------------------------
Vincent E. Soler, Jr.,
Vice President, Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                           Title                   Date
---------                           -----                   ----


/s/ Michael W. McCroskey   Executive Vice President         April 28, 2000
------------------------   Investments (Principal           --------------
Michael W. McCroskey       Financial Officer)


/s/ Stephen E. Pavlicek    Senior Vice President and        April 28, 2000
------------------------   Controller                       --------------
Stephen E. Pavlicek        (Principal Accounting Officer)

Signature                      Title                            Date
---------                      -----                            ----


/s/ Robert L. Moody            Chairman of the Board,           April 28, 2000
----------------------------   Director, President and Chief    --------------
Robert L. Moody                Executive Officer


/s/ G. Richard Ferdinandtsen   Director                         April 28, 2000
----------------------------                                    --------------
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.         Director                         April 28, 2000
----------------------------                                    --------------
Irwin M. Herz, Jr.


/s/ R. Eugene Lucas            Director                         April 28, 2000
----------------------------                                    --------------
R. Eugene Lucas


/s/ E. Douglas McLeod          Director                         April 28, 2000
----------------------------                                     --------------
E. Douglas McLeod


                               Director
----------------------------                                    --------------
Frances Anne Moody


                               Director
----------------------------                                    --------------
Russell S. Moody


                               Director
----------------------------                                    --------------
W. L. Moody, IV


                               Director
----------------------------                                    --------------
Joe Max Taylor